Exhibit 10.1

Name of Subscriber:
(Please Print Your Name Here)

SUBSCRIPTION AGREEMENT

3% CONVERTIBLE  SENIOR SECURED PROMISSORY NOTE

MiMedX  Group, Inc.
1234 Airport Road, Suite 105
Destin, Florida 32541

Re:	3% Convertible Senior Secured Promissory Note of MiMedX Group, Inc.

ARTICLE 1
SUBSCRIPTION

Section 1.1          Subscription.  The undersigned subscriber (“Subscriber”) hereby irrevocably subscribes for and agrees to purchase a 3% Convertible Senior Secured Promissory Note (the “Note”) from MiMedX Group, Inc., a Florida corporation (the “Company”), in the principal amount set forth below, on the terms and conditions described in this subscription agreement (this “Subscription Agreement”), the Note and the Security and Intercreditor Agreement (the “Security Agreement”)  attached hereto.

Amount And Dollar Value Of Note Subscribed For $__________________________________

THE UNDERSIGNED SUBSCRIBER IS REQUIRED TO CHECK THE APPROPRIATE BOX ON THE ACCREDITED INVESTOR CERTIFICATION FOUND ON PAGE 7 HEREOF TO CERTIFY HIS, HER OR ITS STATUS AS AN ACCREDITED INVESTOR.

Section 1.2          Collateral.    The Note is secured by a first priority security interest (subject to future subordination described below)  in all assets of Mimedx, Inc., a wholly owned subsidiary of the Company, except for the equity securities of SpineMedica LLC which is a wholly owned subsidiary of MiMedx, Inc., pursuant to a security interest in favor of Subscriber and the Other Purchasers.  Subscriber acknowledges that the declaration of an event of default, and the exercise or waiver  of  rights as a secured party under the Security Agreement is subject to the decision of the holders of a majority in dollar value of the Notes  held by Subscriber and the Other Purchasers (the “Majority in Interest”). A Collateral Agent will be appointed under the Security Agreement, who is authorized to take action on behalf of the holders of the Notes, upon the decision of the Majority in Interest.

Section 1.3          Subordination.  The rights of Subscriber are subordinate to payment and lien rights to bank debt hereafter incurred by the Company in an amount not to exceed $5.0 million (the “Permitted Senior Indebtedness”), as provided in the Security Agreement.

Section 1.4          Conversion.   The Notes are convertible into common stock of the Company at $0.50 per share at any time at the election of the Subscriber, and are also convertible at said price at the election of the Company if the common stock of the Company closes at not less than $1.50 per share for a certain period of time, as more particularly described in the Note.

Section 1.5           Acceptance or Rejection.  The undersigned understands that the Company will accept this subscription (and only with respect to it) only after the undersigned has executed and delivered this Subscription Agreement and the Counterpart Signature Pages to the Note and the Security Agreement.  The undersigned acknowledges that the undersigned may not withdraw this subscription, but that the Company reserves the right, in its sole discretion, to accept or reject this subscription, in whole or in part.

In the event this subscription is rejected in part by the Company, there shall be returned to the undersigned the difference between the subscription amount paid to it and the subscription price allocable to the Note accepted. In the event this subscription is rejected in its entirety, the subscription amount paid will be promptly returned to the undersigned without deduction and without interest, and this Subscription Agreement shall have no force or effect.

            Section 1.6          Other Subscription Agreements; Closings.  The Company has entered into or expects to enter into separate subscription agreements (the “Other Subscription Agreements”) with other purchasers (the “Other Purchasers”), providing for the sale to the Other Purchasers of Notes.  This Subscription Agreement and the Other Subscription Agreements are separate agreements, and the sales of Note(s) to you and the Other Purchasers are to be separate sales.  The Note, Security Agreement, and a copy of the fully executed Subscription Agreement will be delivered to you promptly after the closing.

ARTICLE 2
INVESTOR REPRESENTATIONS, WARRANTIES AND COVENANTS

The undersigned makes the following representations, warranties and covenants with the intent that the same will be relied upon by the Company:

Section 2.1          Information.  The undersigned acknowledges that the undersigned has been offered the opportunity to obtain information, to verify the accuracy of the information received by him, her or it and to evaluate the merits and risks of this investment and to ask questions of and receive satisfactory answers concerning the terms and conditions of this investment.  The undersigned understands that information regarding the Company is on file with the Securities and Exchange Commission (“SEC”), and the undersigned has reviewed such documents and information as he, she or it has deemed necessary in order to make an informed investment decision with respect to the investment being made hereby. The Company has made its officers available to the undersigned to answer questions concerning the Company and the investment being made hereby.  In making the decision to purchase the Note, the undersigned has relied and will rely solely upon independent investigations made by him, her or it.  The undersigned is not relying on the Company with respect to any tax or other economic considerations involved in this investment.  Other than as set forth in Article 3 hereof, no representations or warranties have been made to the undersigned by the Company.  To the extent the undersigned has deemed it appropriate, the undersigned has consulted with his, her or its own attorneys and other advisors with respect to all matters concerning this investment.

Section 2.2          Not a Registered Offering.  The undersigned understands that the Note issued hereunder (including any securities issuable upon conversion thereof) has not been and is not being registered with the SEC nor with the governmental entity charged with regulating the offer and sale of securities under the securities laws and regulations of the state of residence of the undersigned and are being offered and sold pursuant to the exemption from registration provided in Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506 of Regulation D (“Regulation D”) promulgated under the 1933 Act by the SEC and limited exemptions provided in the “Blue Sky” laws of the state of residence of the undersigned, and that no governmental agency has recommended or endorsed the Note or made any finding or determination relating to the fairness for investment of the Note (including any securities issuable upon conversion thereof) or of the adequacy of the information on file with the SEC or this Subscription Agreement.  The undersigned is unaware of, and is in no way relying on, any form of general solicitation or general advertising in connection with the offer and sale of the Note (including any securities issuable upon conversion thereof).  The undersigned is purchasing the Note without being furnished any offering or sales literature or prospectus.

Section 2.3          Purchase for Investment.  The undersigned is subscribing for the Note solely for his, her or its own account for investment purposes and not with a view to, or with any intention of, a distribution, sale or subdivision for the account of any other individual, corporation, firm, partnership, limited liability company, joint venture, association or person. The undersigned represents that he, she or it understands that there is no public market for the Note and that no such market will ever exist.  The undersigned represents that if he, she, or it has received certain confidential information concerning a transaction by which it is contemplated that the Company may acquire another company, he, she, or it understands that such information is speculative in nature and that there is no guarantee that such possible acquisition transaction will be consummated, or, if consummated, will be successful or result in an increase in shareholder value.

Section 2.4          Accredited Investor and other Investment Representations.  The undersigned represents and warrants that the undersigned is an “accredited investor” as defined in Rule 501(a) of Regulation D under the 1933 Act and that the undersigned has accurately completed the Accredited Investor Certification, which precedes the signature page to this Subscription Agreement.

Section 2.5           Restrictions on Transfer.

(a)           The undersigned understands and agrees that because the offer and sale of the Note subscribed for herein have not been registered under federal or state securities laws, the Note (including any securities issuable upon conversion thereof) acquired may not at any time be sold or otherwise disposed of by the undersigned unless it is registered under the 1933 Act or there is applicable to such sale or other disposition one of the exemptions from registration set forth in the 1933 Act, the rules and regulations of the SEC thereunder and applicable state law.  The undersigned further understands that the Company has no obligation or present intention to register the Note (including any securities issuable upon conversion thereof) or to permit its sale other than in strict compliance with the 1933 Act, SEC rules and regulations thereunder, and applicable state law.  The undersigned recognizes that, as a result of the aforementioned restrictions, there is no and will be no public market for the Note subscribed for hereunder.  The undersigned expects to hold the Note (and any securities issuable upon conversion thereof) for an indefinite period and understands that the undersigned will not readily be able to liquidate this investment even in case of an emergency.

(b)           The Note (and the securities to be issued to the undersigned upon conversion thereof)  shall have endorsed thereon legends substantially as follows:

“THE SECURITIES REPRESENTED BY THIS PROMISSORY NOTE (AND THE SECURITIES INTO WHICH IT IS CONVERTIBLE) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING THESE SECURITIES UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT OR UNDER APPLICABLE STATE SECURITIES LAWS.”

Section 2.6           Investment Risks. The undersigned represents that he, she or it has read and understands all of the “Risk Factors” set forth in the Company’s most recent Form 10-K and Form 10-Q on file with the SEC.  Without limiting the foregoing, the undersigned has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of an investment in the Note.  The undersigned recognizes that the Company is a development stage company with an extremely limited financial and operating history, that the development of medical devices is difficult, time consuming, and expensive, and that an investment in the Company involves very significant risks.  The undersigned further recognizes that (A) an investment in the Company is highly speculative, (B) an investor may not be able to liquidate his, her or its investment, (C) transferability of the Note is extremely limited, (D) in the event of a disposition, the investor could sustain a loss of his, her or its entire investment, (E) the Company will require significant additional financing in order to continue its business, (F) the Company has never had any revenues and may not have any significant revenues for the foreseeable future, and (G) the Company intends to raise additional funds in the near future through the sale of equity, and that any such sale below the conversion events set forth in the Note may be on terms to investors that are more favorable than the terms to the undersigned.  The undersigned is capable of bearing the economic risks of an investment in the Note, including, but not limited to, the possibility of a complete loss of the undersigned’s investment, as well as limitations on the transferability of the Note, which may make the liquidation of an investment in the Note difficult or impossible for the indefinite future.  The undersigned acknowledges that legal advice has been provided to the Company by Womble Carlyle Sandridge & Rice, PLLC, and that such law firm has neither provided advice to the Subscriber nor performed any due diligence on the Subscriber’s behalf.  The undersigned acknowledges that he, she or it has been advised to seek his, her or its own independent counsel from attorneys, accountants and other advisors with respect to an investment in this offering.

Section 2.7          Residence.  The undersigned, if a natural person, is a bona fide resident of the state set forth in his or her address on the signature page to this Subscription Agreement.  The undersigned, if an entity, has its principal place of business at the mailing address set forth on the signature page of this Subscription Agreement.

Section 2.8          Investor Information; Survival of Representations and Warranties and Covenants.  The representations, warranties, covenants and agreements contained in this Article 2 shall survive the date hereof.  Any information that the undersigned is furnishing to the Company in this Subscription Agreement is correct and complete as of the date of this Subscription Agreement and if there should be any material change in such information prior to his, her or its admission as a shareholder of the Company, the undersigned will immediately furnish such revised or corrected information to the Company.

Section 2.9          Due Organization.  If the undersigned is a corporation, partnership or limited liability company, the undersigned is duly organized, validly existing and in good standing under the jurisdiction of its organization, has all requisite power and authority to own, lease and operate its properties, to carry on its business as currently being conducted, to enter into this Subscription Agreement and to perform its obligations hereunder and thereunder.

Section 2.10        Due Authorization.  If the undersigned is a corporation, partnership or limited liability company, the execution, delivery and performance by the undersigned of this Subscription Agreement and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the undersigned.

Section 2.11        Capacity.  If the undersigned is an individual, the undersigned has the capacity to execute, deliver and perform this Subscription Agreement.

Section 2.12        Enforceability.  This Subscription Agreement will be, upon its execution and delivery, a valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms.

Section 2.13        No Conflicts.  Neither the execution, delivery or performance by the undersigned of this Subscription Agreement, nor the consummation by the undersigned of the transactions contemplated hereby will (A) conflict with or result in a breach of any provision of the undersigned’s certificate of incorporation, bylaws or other organizational documents, (B) cause a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any agreement, instrument or obligation to which the undersigned is a party or (C) violate any law, statute, rule, regulation, judgment, order, writ, injunction or decree of any court, administrative agency or governmental body, in each case applicable to the undersigned or its properties or assets.

Section 2.14         No Approvals.  No filing with, and no permit, authorization, consent or approval of, any person (governmental or private) is necessary for the consummation by the undersigned of the transactions contemplated by this Subscription Agreement.

Section 2.15        Brokerage Commissions and Finders’ Fees.  Neither the undersigned nor anyone acting on the undersigned’s behalf has taken any action which has resulted, or will result, in any claims for brokerage commissions or finders’ fees by any person in connection with the transactions contemplated by this Subscription Agreement.

ARTICLE 3
COMPANY REPRESENTATIONS AND WARRANTIES

The Company makes the following representations and warranties with the intent that the same may be relied upon by the undersigned:

Section 3.1          Due Organization.  The Company is a corporation duly organized, validly existing and in good standing under the jurisdiction of its organization, has all requisite power and authority to own, lease and operate its properties, to carry on its business as currently being conducted, to enter into this Subscription Agreement and to perform its obligations hereunder.

Section 3.2           Due Authorization.  The execution, delivery and performance by the Company of this Subscription Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company.

Section 3.3           Enforceability.  This Subscription Agreement is, or upon its execution and delivery will be, a valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms.

Section 3.4           No Conflicts.  Neither the execution, delivery or performance by the Company of this Subscription Agreement, nor the consummation by the Company of the transactions contemplated hereby, will (A) conflict with or result in a breach of any provision of the Company’s certificate of incorporation or by-laws, (B) cause a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any agreement, instrument or obligation to which the Company is a party or (C) violate any law, statute, rule, regulation, judgment, order, writ, injunction or decree of any court, administrative agency or governmental body, in each case applicable to the Company or its properties or assets.

Section 3.5          No Approvals.  Assuming the accuracy of the representations and warranties contained in Article 2, no filing with, and no permit, authorization, consent or approval of, any person (governmental or private) is necessary for the consummation by the Company of the transactions contemplated by this Subscription Agreement, other than filings under Federal and state securities laws.

ARTICLE 4
MISCELLANEOUS PROVISIONS

Section 4.1           Notices and Addresses.  All notices required to be given under this Subscription Agreement shall be in writing and shall be mailed by certified or registered mail, hand delivered or delivered by next business day courier.  Any notice to be sent to the Company shall be mailed to the principal place of business of the Company or at such other address as the Company may specify in a notice sent to the undersigned in accordance with this Section.  All notices to the undersigned shall be mailed or delivered to the address set forth on the signature page to this Subscription Agreement or to such other address as the undersigned may specify in a notice sent to the Company in accordance with this Section.  Notices shall be effective on the date three days after the date of mailing or, if hand delivered or delivered by next day business courier, on the date of delivery; provided, however, that notices to the Company shall be effective upon receipt.

Section 4.2           Governing Law; Jurisdiction.  (A) THIS SUBSCRIPTION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES, (B) THE UNDERSIGNED HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY FLORIDA STATE COURT OR UNITED STATES FEDERAL COURT SITTING IN THE STATE OF FLORIDA, OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT OR ANY AGREEMENT CONTEMPLATED HEREBY, AND (C) THE UNDERSIGNED HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH FLORIDA STATE OR FEDERAL COURT.  THE UNDERSIGNED FURTHER WAIVES ANY OBJECTION TO VENUE IN SUCH COURT AND ANY OBJECTION TO AN ACTION OR PROCEEDING IN SUCH COURT ON THE BASIS OF A NON-CONVENIENT FORUM.  THE UNDERSIGNED FURTHER AGREES THAT ANY ACTION OR PROCEEDING BROUGHT AGAINST THE COMPANY SHALL BE BROUGHT IN SUCH COURTS.  THE UNDERSIGNED AGREES TO WAIVE ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SUBSCRIPTION AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

Section 4.3           Assignability.  This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the undersigned and the undersigned acknowledges and agrees that any transfer or assignment of the Note shall be made only in accordance with all applicable laws.

Section 4.4           Successors and Assigns.  This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto, and each of their respective legal representatives and permitted successors.

Section 4.5           Counterparts.  This Subscription Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which shall constitute one instrument.

Section 4.6           Modifications To Be in Writing.  This Subscription Agreement constitutes the entire understanding of the parties hereto with respect to the subject matter hereof and no amendment, restatement, modification or alteration will be binding unless the same is in writing signed by the party against whom any such amendment, restatement, modification or alteration is sought to be enforced. The Note(s) may be amended or any provision thereof waived with the written consent of the Company and the Holder(s) (as defined in the Note)  of a majority of the aggregate then outstanding principal amount of the Note(s); provided, however, that any such amendment or waiver that disproportionately affects any Holder of a Note shall require the written consent of such Holder.

Section 4.7           Captions.  The captions are inserted for convenience of reference only and shall not affect the construction of this Subscription Agreement.

Section 4.8           Validity and Severability.  If any provision of this Subscription Agreement is held invalid or unenforceable, such decision shall not affect the validity or enforceability of any other provision of this Subscription Agreement, all of which other provisions shall remain in full force and effect.

Section 4.9           Statutory References.  Each reference in this Subscription Agreement to a particular statute or regulation, or a provision thereof, shall be deemed to refer to such statute or regulation, or provision thereof, or to any similar or superseding statute or regulation, or provision thereof, as is from time to time in effect.

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Accredited Investor Certification

YOU MUST BE ABLE TO CHECK OFF AT LEAST ONE OF THE BOXES BELOW IN ORDER TO PURCHASE THE NOTE.

☐
The undersigned is a natural person who had individual income of more than $200,000 in each of the most recent two years or joint income with his spouse in excess of $300,000 in each of the most recent two years and reasonably expects to reach that same income level for this year; “income”, for purposes hereof, should be computed as follows:  individual adjusted gross income, as reported (or to be reported) on a federal income tax return, increased by (a) any deduction of long-term capital gains under section 1202 of the Internal Revenue Code of 1986 (the “Code”), (b) any deduction for depletion under Section 611 et seq. of the Code, (c) any exclusion for interest under Section 103 of the Code and (d) any losses of a partnership as reported on Schedule E of Form 1040;

☐
The undersigned is a natural person whose individual net worth (i.e., total assets in excess of total liabilities), or joint net worth with his spouse, will at the time of purchase of the Note be in excess of $1,000,000;

☐
The undersigned is a corporation, Massachusetts or similar business trust, partnership, or limited liability company, or any organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring the Note, with total assets in excess of $5,000,000;

☐
The undersigned is a trust (other than a revocable grantor trust), which trust has total assets in excess of $5,000,000, which is not formed for the specific purpose of acquiring the Note offered hereby and whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D and who has such knowledge and experience in financial and business matters that he is capable of evaluating the risks and merits of an investment in the Note;

☐
The undersigned is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, and either: (a) the investment decision will be made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, insurance company, or a registered investment adviser; or (b) the employee benefit plan has total assets in excess of $5,000,000; or (c) the employee benefit plan is a self-directed plan, including an Individual Retirement Account, with the meaning of Title I of such act, and the person directing the purchase is an Accredited Investor**;

**NOTE.  If the undersigned is relying solely on this item for its Accredited Investor status, please print the name of the person directing the purchase in the following space and furnish a completed and signed Accredited Investor Certification for such person.

☐
The undersigned is an investor otherwise satisfying the requirements of Section 501(a)(1), (2) or (3) of Regulation D promulgated under the 1933 Act, which includes, but is not limited to, a self-directed employee benefit plan where investment decisions are made solely by persons who are “accredited investors” as otherwise defined in Regulation D;

☐	The undersigned is a member of the Board of Directors or an executive officer of the Company; or

☐
The undersigned is an entity (including an IRA or revocable grantor trust but other than a conventional trust) in which all of the equity owners meet the requirements of at least one of the above subparagraphs.

SUBSCRIPTION AGREEMENT
COUNTERPART SIGNATURE PAGE

If the subscriber is an INDIVIDUAL, or if purchased as JOINT TENANTS, as TENANTS IN COMMON, or a COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Signature(s) of subscriber(s)	Signature(s) of subscriber(s)

Address:
Date

If the subscriber is a PARTNERSHIP, CORPORATION, LLC or TRUST:

Name of Entity	Federal Taxpayer ID Number

By:
Name:	State of Organization
Title:

Address:

Date

SUBSCRIPTION ACCEPTED AND AGREED TO this _____ day of _______________ 2009.

MiMedX  Group, Inc.

By:
Name:
Title: